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                                                                   Exhibit 10.18


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of this 1st day of April, 1996, among GLOBAL PAYMENT SYSTEMS LLC (formerly named POS Acquisition Company LLC), a Georgia limited liability company (the "Company"), and MASTERCARD INTERNATIONAL INCORPORATED, a Delaware corporation ("MasterCard");

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, MasterCard and National Data Corporation, a Delaware corporation ("NDC"), jointly formed the Company pursuant to that certain Asset Purchase and Contribution Agreement dated as of February 22, 1996, as amended (the "Purchase Agreement") by contributing certain of the assets utilized in their respective businesses and having the Company assume certain of the liabilities of their respective businesses;

     WHEREAS, NDC and MasterCard have respective ownership interests (the "Membership Interests") in the Company of ninety-two and one-half percent (92.5%) and seven and one-half percent (7.5%);

     WHEREAS, pursuant to the Company's Operating Agreement dated as of March 31, 1996 by and between MasterCard and NDC, the Membership Interests may be converted into shares of stock (the "Shares") upon a Conversion (as defined in the Operating Agreement), or the Membership Interests may be converted into or exchanged for other equity securities ("Other Securities"), in connection with a business combination or other extraordinary transaction with respect to the Company; and

     WHEREAS, it is in the best interests of the Company and MasterCard that certain aspects of their relationship be regulated and that certain registration rights be granted to MasterCard;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     (a) "Affiliate" means, as to any Person, any other Person which, directly or indirectly, controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, or partnership or other ownership interests, by contract or otherwise).

     (b) "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia or New York, New York are authorized by law to close.

     (c) "Commission" means the Securities and Exchange Commission and any successor commission or agency having similar powers.

     (d)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (e) "Holders" means MasterCard and its successors, transferees and assigns, and any combination of them, and the term "Holder" shall mean any such person.

     (f) "IPO" means (i) a public offering of any class of equity securities of the Issuer that is effected through a firm commitment underwriting and pursuant to a registration statement declared effective under the Securities Act (any such offering will be deemed to have occurred for purposes of this Agreement on the date of the first closing at which the Issuer receives payment for the securities offered and sold thereby); (ii) any transaction which results in any class of equity securities of the Issuer being publicly traded in an established market and (iii) any transaction as a result of which the Issuer becomes subject (by law or by contract) to periodic reporting obligations under the Exchange Act.

     (g) "Issuer" means the Company and any successor entity, including without limitation any issuer of Shares or Other Securities.

     (h) "Minimum Registration Amount" means that number of Registrable Securities which represent not less than 30% of the Registrable Securities then outstanding.

     (i)  "NASD" means the National Association of Securities Dealers, Inc..

     (j) "Operating Agreement" means that certain Operating Agreement by and between MasterCard and Ambassador dated as of March 31, 1996.

     (k) "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts and other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     (l) "Registrable Securities" means the Membership Interests, the Shares and the Other Securities that are beneficially owned from time to time by a Holder or Holders.. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities

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shall have been disposed of in accordance with such registration statement, (ii)
when they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) or may be distributed to the public without registration pursuant to Rule 144(k) (or any successor provision) under the Securities Act,
(iii) when they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Issuer and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (iv) when they shall have ceased to be outstanding.

     (m) "Registration Expenses" means all expenses incident to the Issuer's performance of or compliance with Sections 3.1 and 3.3, including, without limitation, all printing expenses, messenger, telephone, duplication, word processing and delivery expenses incurred by the Issuer, the fees and disbursements of counsel for the Issuer and of its independent public accountants, and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, but not including such holders' proportionate share of underwriting discounts and commissions, applicable transfer taxes, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, fees and other expenses associated with filings with the NASD and the fees and disbursements of counsel retained by such holders.

     (n)   "Securities Act" means the Securities Act of 1933, as amended.

                                  ARTICLE II
                           RESTRICTIONS ON TRANSFER
                           ------------------------

     2.1.  General Restrictions.
          --------------------

     (a) Prior to any proposed transfer of any Registrable Securities (other than under the circumstances described in Article III hereof), the Holder thereof shall give written notice to the Issuer of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Issuer, shall be accompanied by an opinion of counsel reasonably satisfactory to the Issuer (it being agreed that Rogers & Wells shall be acceptable to render such opinion) to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon such Holder shall be entitled to transfer the Registrable Securities in accordance with the terms of its notice. Each certificate or instrument transferred as above provided shall bear the legend set forth in Section 2.1(b), except that such certificate or instrument shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 under the Securities Act (or any other rule permitting public sale without registration under the Securities
Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee would be entitled to transfer such Registrable Securities in a public sale without registration under the Securities Act.

     (b) Except as provided in Section 2.1(a) and (c), each certificate evidencing Registrable Securities issued to any Holder shall bear a legend in substantially the following form:

     PURCHASERS OF THESE SECURITIES WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENTS FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN REGISTERED (i) UNDER ANY STATE SECURITIES LAW (THE "STATE ACT"), OR (ii) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), AND NEITHER THE SECURITIES NOR ANY PART THEREOF MAY BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER EACH APPLICABLE STATE ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER SUCH STATE ACT OR FOR WHICH SUCH REGISTRATION OTHERWISE IS NOT REQUIRED, AND (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE FEDERAL ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE FEDERAL ACT OR FOR WHICH SUCH REGISTRATION OTHERWISE IS NOT REQUIRED.

     (c) In the event that any Registrable Securities shall cease to be subject to the restrictions on transfer set forth in this Agreement, the Issuer shall, upon the written request of the Holder thereof, issue to such Holder a new certificate evidencing such Registrable Securities without the legend required by Section 2.1(b) hereof endorsed thereon.

                                  ARTICLE III
                              REGISTRATION RIGHTS
                              -------------------

     Section 3.1  Registration on Request of Holders.

     (a) The Holders shall have the right, at any time following the end of the eleventh month after an IPO, by written notice (the "Demand Notice") given to the Issuer, to request the Issuer to register under and in accordance with the provisions of the Securities Act all or any portion of the Registrable Securities designated by such Holders, provided that the number of securities to be registered are not less than the Minimum Registration Amount. Upon receipt of any such Demand Notice, the Company shall promptly notify all other Holders of the receipt of such Demand Notice and allow them the opportunity to include Registrable Shares held by them in the proposed registration by submitting their own Demand Notice. Notwithstanding the foregoing, the following limitations shall be applicable to any such requested registration:

          (i) The right to participate in the requested registration shall be determined in accordance with Section 3.1(d) and (e) hereof.

          (ii) The Issuer shall be entitled on two occasions during each Demand Period (as defined in Section 3.1(b)) to postpone the filing of any registration statement otherwise required to be prepared and filed by the Issuer pursuant to this Section 3.1 for a reasonable period of time, but not in excess of 90 days (a "Delay Period"), if any executive officer of the Issuer determines in good faith that in such executive officer's reasonable judgment the registration and distribution of the Registrable Securities covered or to be covered by such registration statement would materially interfere with any pending or contemplated material public offering of equity securities by the Issuer or would require premature disclosure by the Issuer of any material corporate development (including potential material business combination and merger and acquisition transactions) affecting the Issuer and the Issuer promptly gives the Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the period of the anticipated delay; provided, however, that (i) the aggregate number of days include in all Delay Periods during any Demand Period (as defined in Section 3.1(b)) shall not exceed the aggregate of (x) 90 days minus
  (y) the number of days occurring during all Hold Back Periods (as defined in Section 3.3) (other than any Hold Back Period with respect to an offering in which the Holders had the opportunity to participate and in which the Holders were able to sell at least 50% of the Registrable Securities that the Holders requested be included in such Registration Statement) during the Demand Period, and (ii) a period of at least 90 days shall elapse between the termination of any Delay Period or Hold Back Period and the commencement of the next succeeding Delay Period (regardless of whether the commencement of such succeeding Delay Period occurs during the same Demand Period as the preceding Delay Period). If the Issuer shall so postpone the filing of a registration statement, the Holders of Registrable Securities to be registered shall have the right to withdraw the request for registration by giving written notice from the Holders of a majority of the Registrable Securities that were to be registered to the Issuer (x) within 30 days after receipt of the notice of postponement or, if earlier, (y) the date such Delay Period is terminated (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Securities are entitled pursuant to this
  Section 3.1). The Issuer shall not be entitled to initiate a Delay Period pursuant to Section 3.1 unless it shall (A) concurrently prohibit sales by other security holders of the Issuer under registration statements covering securities held by such other security holders and (B) in accordance with the Issuer's policies from time to time in effect, prohibit purchases and sales in the open market by officers and directors (and persons holding equivalent positions) of the Issuer.

     (iii) Holders of a majority in number of the Registrable Securities to be included in a registration statement pursuant to this Section 3.1 may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by providing a written notice to the Issuer revoking such request. The Holders who revoke such request shall reimburse the Issuer for all its out-of-pocket expenses incurred in the preparation, filing and processing of the registration statement through the date of revocation; provided, however, that, if

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     such revocation was based on the Issuer's failure to comply in any material respect with its obligations under this Agreement, such reimbursement shall not be required. In the event the Holder revokes such request for registration and such revocation was not based upon the Issuer's failure to comply in any material respect with the obligations hereunder, the Holders whose Registrable Securities were to be included in such registration may not submit a Demand Request for 180 days after such revocation.

     (b) Except as otherwise provided in this Agreement, the Issuer shall be obligated to register Registrable Securities pursuant to this Section 3.1 on three occasions only; provided that (i) the Issuer shall only be obligated to effect one registration of Registrable Securities pursuant to this Section 3.1 during each 12 month period commencing following the end of the eleventh month after an IPO (each such period referred to as "Demand Period"); and (ii) such obligation shall not be deemed satisfied if (x) the registration statement does not become effective because of a material adverse change in the Issuer; (y) such registration statement does become effective and the method of disposition is an underwritten public offering and any of the Registrable Securities included in such registration are not sold after execution of an underwriting agreement with respect thereto because the obligations of any underwriter to purchase any Registrable Securities are excused for any reason other than default or consent by a Holder; or (iii) the number of Registrable Securities to be sold is reduced by greater than 15 percent pursuant to Section 3.1(d) or (e).

     (c) Subject to Section 3.1(a)(ii), from the date of receipt of a Demand Notice from the Holders pursuant to Section 3.1(a) until the completion of the period of distribution of the registration contemplated therein not to exceed the period determined in accordance with Section 3.5(b), the Issuer will not file with the Commission any other registration statement with respect to its equity securities, whether for its own account or that of other security holders, provided that the Issuer shall not be prohibited from filing any registration statements on Forms S-4 or S-8 or any successor form. Except for a period of 120 days from receipt of a Demand Notice from the Holders (or from the end of any Delay Period if such Demand Notice has not been withdrawn or revoked during such Delay Period) with respect to a requested registration which provides for offers and sales of Registrable Securities on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any successor provision), the restriction on the filing of a registration statement by the Issuer set forth in this Section 3.1(c) shall not apply. The Issuer shall be entitled to include in any registration statement referred to in this Section
3.1 shares of its capital stock to be sold by the Issuer for its own account or by other stockholders of the Issuer pursuant to other registration rights agreements, provided the registration statement relates to an underwritten public offering and in the opinion of the managing underwriter such inclusion would not adversely affect the marketing of the securities to be sold by the Holders of Registrable Securities.

     (d) Notwithstanding anything to the contrary in this Section 3.1, the amount of Registrable Securities to be included in an underwritten public offering may be reduced if and to the extent the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Registrable Securities to be sold in such underwritten public offering including the price at which such Registrable Securities will be sold. If such a determination is made, (i) the number of shares to be included by the Issuer and the number of shares to be included by stockholders other than the Holders shall be reduced first; and then
(ii) the number of Registrable Securities to be sold shall be reduced as provided in Section 3.1(e).

     (e) If a requested registration pursuant to this Section 3.1 involves an underwritten public offering and the number of Registrable Securities requested to be included in such registration is required to be reduced as described in
Section 3.1(d), then the Issuer will reduce the number of Registrable Securities requested to be included by each Holder pro rata in the proportion that the percentage of Restricted Shares requested by that Holder to be included bears to the total number of Registrable Securities requested to be included in that registration; provided, however, that the Holders requesting registration may agree among themselves a different priority.

     (f) If any requested registration pursuant to this Section 3.1 is in the form of an underwritten public offering, the Holders of a majority in number of the Registrable Securities to be included in the offering shall be entitled, after consultation with the Issuer, to select the manager or co-managers that will administer the offering.

     3.2. Incidental Registration. If the Issuer at any time proposes to
          -----------------------
register any of its equity securities under the Securities Act (other than pursuant to a registration statement on Forms S-4 or S-8, or any successor forms), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities, it shall at such time give each Holder of Registrable Securities prompt written notice of its intentions and, upon the written request of any such Holder made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Issuer shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Issuer has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:
                                                --------

     (a) if, at any time after giving written notice of its intention to register any securities and, prior to the effective date of the registration statement filed in connection with such registration, the Issuer shall determine for any reason not to register such securities, the Issuer may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith);

     (b) if such registration shall be in connection with the Issuer's initial underwritten public offering (the "Initial Offering"), the Holders shall only be entitled to request registration of up to the number of Registrable Securities equal to one-half of the number of Registrable Securities (the "Maximum Number") which Maximum Number shall be reduced by the number of Registrable Securities previously sold pursuant to exercise of the Put Right (as defined in the Operating Agreement) ; and further provided, that if the managing underwriter advises the Issuer that, in its view, the registration and distribution of the number of equity securities of the Issuer (including the Registrable Securities) which the Issuer, the Holders, and all other persons intend to include in such registration exceeds the largest number of equity securities which can be sold without materially adversely affecting the marketing of the securities to be sold in such underwritten public offering (including the price at which such securities may be sold)(the "Maximum Offering Size"), the Issuer shall include in such registration, in the following priority, up to the Maximum Offering
Size: (i) first, the number of Registrable Securities proposed to be sold by the Holders , which shall have priority in being included in such registration, (ii) second, all securities proposed to be sold by the Issuer the ), and (iii) third, the number of shares proposed to be sold by all other security holders; and

     (c) if such registration shall be in connection with an underwritten public offering other than the Initial Offering and the managing underwriter advises the Issuer that, in its view, the registration and distribution of the number of equity securities of the Issuer (including the Registrable Securities) which the Issuer, the Holders, and all other persons intend to include in such registration exceeds the Maximum Offering Size, the Issuer shall include in such registration, in the following priority, up to the Maximum Offering Size: (i) first, all securities being sold by the Issuer, which shall have priority in being included in such registration, (ii) second, all securities proposed to be sold by the Holders and all security holders other than Ambassador pro rata in proportion to the number of shares proposed to be sold by them (or based on the proposed offering price of the total number of securities included in such underwritten public offering requested to be included by them if shares of common stock are not being offered), and (iii) third, the securities proposed to be sold by Ambassador.

     3.3. Holdback Agreements.
          -------------------

     (a) If requested by the managing underwriter in connection with any underwritten public offering by the Issuer, each Holder of Registrable Securities, if requested by the managing underwriter of such public offering, will agree not to effect any public sale or distribution under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Issuer or other security convertible into or exchangeable or exercisable for any equity security of the Issuer (in each case, other than as part of such public offering) during the five (5) Business Days prior to, and during the 120-day period (or such longer period as requested by the underwriters and agreed to by the Holders) which begins on the effective date of such registration statement (each such period being referred to in this Agreement as a "Hold Back Period"), provided that (i) Ambassador and the executive officers and directors of the Issuer shall be bound by the same selling restrictions as are applied to the Holders and the managing underwriter will not grant waiver of such restrictions to any other Person unless waivers on substantially the same
                               ------
terms are granted to the Holders; and (ii) each Holder of Registrable Securities shall receive written notice of such registration at least two (2) Business Days prior to the anticipated beginning of the five (5) day period referred to above.

     (b) The Issuer shall not effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Issuer (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Issuer or any subsidiary of the Issuer or the acquisition by the Issuer or a subsidiary of the Issuer of the capital stock or substantially all the assets of any other person or in connection with an employee stock ownership or other benefit plan) during the five (5) Business Days prior to the effective date of such registration statement.

     3.4  Designation of Underwriter. In the case of any registration pursuant
          --------------------------
to the provisions of Section 3.2 hereof which is proposed to be effected pursuant to a firm commitment underwriting, the Issuer shall select the managing underwriter after consultation with MasterCard, and all Holders of Registrable Securities participating in the registration shall sell their Registrable Securities only pursuant to such underwriting.

     3.5. Registration Procedures. If and whenever the Issuer is required to use
          -----------------------
its commercially reasonable efforts to effect the registration of any Registrable Securities under the Act, the Issuer shall:

     (a) promptly, and in any event within 30 days, prepare and file with the Commission a registration statement with respect to such securities, make all required filings with the NASD and use commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable thereafter;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than six months after such registration statement becomes effective; provided, however, that in the case of a registration statement on Form S-3 (or any successor form) which the Holders shall have requested providing for offers and sales of Registrable Securities on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any successor provision), the Issuer's obligations under this paragraph 3.5(b) shall not be subject to the foregoing six month limitation;

     (c) furnish to the Holders and to counsel (if any) selected by Holders of a majority in number of the Registrable Securities covered by such registration statement for review and comment (but not approval of the Holders or their counsel except with respect to any statement in the registration statement which relates to the Holder) copies of all documents proposed to be filed with the Commission in connection with such registration;

     (d) furnish to each Holder of the securities being sold such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that the Issuer shall not be obligated to furnish any Holder with more than two copies of such exhibits), such number of copies of the prospectus included in such registration statement (including such preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the securities owned by such selling Holder;

     (e) use its commercially reasonable efforts to register or qualify such securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller of the Registrable Securities shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Issuer shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to service of process in any such jurisdiction other than process served in connection with alleged violations by the Issuer of the securities laws of such jurisdiction;

     (f) notify the Holders of any Registrable Securities covered by such registration statement promptly and (if requested) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or the related prospectus or for additional information regarding such Holders, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in such registration statement, prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (g) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen
(18) months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Act;

     (h) use its commercially reasonable efforts to list such securities on any stock market on which the Shares are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

     (i) if such registration is with respect to an underwritten offering undertaken pursuant to Section 3.1, take all appropriate and commercially reasonable actions requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities;

     (j)  if such offering is in connection with an underwritten public offering
(i) use commercially reasonable efforts to obtain opinions of counsel to the Issuer and updates thereof (which opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and their counsel) as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters and have such opinions addressed to each selling Holder of Registrable Securities, (ii) use commercially reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the registration statement), addressed to each selling Holder of Registrable Securities covered by the registration statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, (iii) if requested, provide indemnification provisions and procedures substantially to the effect set forth in Section 3.7 hereof with respect to all parties to be indemnified pursuant to said Section (the above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder).

     For purposes of paragraph (b) of this Section 3.5, (i) the period of distribution of securities in an underwritten public offering shall be deemed to extend until the later of the date each underwriter has completed the distribution of all securities purchased by it and the termination of the period in which prospectuses must be delivered under Rule 174 of the Securities Act, and (ii) the period of distribution of securities in any other registration shall be deemed to extend until the earlier of the sale of all securities covered thereby and one hundred twenty (120) days after the effective date thereof; provided, however, in the case of a registration statement on Form S-3 (or any successor provision) which the Holders shall have requested providing for offers and sales pursuant to Rule 415 under the Securities Act (or any successor provision), the Issuer shall comply with its obligations under Section 5(b) until the Registrable Securities covered by such registration statement have been disposed of, but no more than a period of one year following the filing of such registration statement, it being understood and agreed that the Issuer may suspend its obligations to amend or supplement such registration statement for reasonable periods of time not to exceed 90 days from time to time (a "Suspension Period") if any executive officer of the Issuer determines in good faith that such amendment or supplement would require disclosure of any material corporate development affecting the Issuer and the Issuer promptly gives notice to the Holders of the Registrable Securities included in such Registration Statement of such determination. The one year period during which the Issuer is obligated to maintain such registration statement shall be extended for the duration of any Suspension Period.

     The Issuer may require each Holder of any securities as to which any registration is being effected to furnish to the Issuer such information regarding such Holder and the distribution of such securities as the Issuer may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such Holder agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such Holder not materially misleading.

     In connection with each registration pursuant to Section 3.1 or 3.2 hereof covering an underwritten public offering, the Issuer and each selling Holder agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Issuer's size and investment stature and selling security holders, provided that such agreement shall not contain any such provision applicable to the Issuer or any Holder which is inconsistent with the provisions hereof.

     By acquisition of Registrable Securities, each Holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3.5(f) hereof, such Holder shall promptly discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.5(f) hereof. If so directed by the Issuer, each Holder of Registrable Securities shall deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Issuer shall give any such notice, the period mentioned in Section 3.5(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.5(f).

     3.6. Expenses. Except as otherwise expressly provided in this Agreement,
          --------
the Issuer shall pay all Registration Expenses in connection with each registration of Registrable Securities.

     3.7. Indemnification by the Issuer. The Issuer shall indemnify and hold
          -----------------------------
harmless each Holder of Registrable Securities, each person who controls such Holder of Registrable Securities within the meaning of either Section 15 of the Act or Section 20(a) of the Exchange Act and the officers, directors, employees and agents of each such Holder and control Person (each such Person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities, costs (including costs of preparation and attorneys' fees) and expenses (including expenses of investigation) (collectively, "Losses") arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information relating to such Indemnified Holder and furnished in writing to the Issuer by such Indemnified Holder expressly for use therein. This indemnity shall be in addition to any liability which the Issuer may otherwise have.

     If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Issuer, such Indemnified Holder shall promptly notify the Issuer in writing, and the Issuer shall, at its expense, assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses. The failure so to notify the Issuer shall not relieve the Issuer from any obligation or liability except to the extent (but only to the extent) that it shall finally be determined by a court of competent jurisdiction (which determination is not subject to appeal) that the Issuer has been materially prejudiced by such failure. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (i) the Issuer has agreed to pay such fees and expenses or (ii) the Issuer shall have failed promptly to assume the defense of such action or proceeding or has failed to employ counsel satisfactory to such Indemnified Holder or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Issuer or an Affiliate of the Issuer, and there may be one or more defenses available to such Indemnified Holder which are additional to, or in conflict with, those available to the Issuer or such Affiliate (in which case, if such Indemnified Holder notifies the Issuer in writing that it elects to employ separate counsel at the expense of the Issuer, the Issuer shall have the right to approve such counsel (and such approval may not be unreasonably withheld) and the Issuer shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Issuer shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Holder. The Issuer shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Issuer agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment. Whether or not such defense is assumed by the Issuer, no Indemnified Holder shall be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). The Issuer shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Holder of a release, in form and substance satisfactory to the Indemnified Holder, from all liability in respect of such proceeding for which such Indemnified Holder would be entitled to indemnification hereunder (whether or not any Indemnified Holder is a party thereto).

     3.8. Indemnification by Holders of Registrable Securities. Each Holder of
          ----------------------------------------------------
Registrable Securities agrees (severally but not jointly) to indemnify and hold harmless the Issuer, its directors and officers and each Person, if any, who controls the Issuer within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer to such Holders, but only to the extent that such Losses arise from information relating to such Holder furnished in writing by such holder expressly for use in any registration statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Issuer or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a Holder of Registrable Securities, such Holder shall have the rights and duties given to the Issuer and the Issuer or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph.

     3.9. Contribution. If the indemnification provided for in this Article III
          ------------
is unavailable to or insufficient to hold harmless an indemnified party under
Section 3.7 or Section 3.8 hereof (other than by reason of exceptions or other limitations provided in those Sections) in respect of any Losses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Holders on the other hand from their sale of Registrable Securities or if such allocation is not permitted by applicable law, the relative fault of the Issuer on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Issuer on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 3.7, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The Issuer and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 3.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     3.10.  Participation in Public Offering. No Holder may participate in any
            --------------------------------
public offering under Section 3.2 unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements complying with the requirements set forth in Section 3.5, including provisions for indemnification of underwriters and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

     3.11.  Other Indemnification. Indemnification similar to that specified
            ---------------------
herein (with appropriate modifications) shall be given by the Issuer and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority other than the Securities Act.

     3.12   Public Reports. If the Issuer shall have filed a registration
            --------------
statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Issuer thereafter shall use its commercially reasonable efforts to file the reports required to be filed by it under the Exchange Act on a timely basis.

                                  ARTICLE IV
           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY
           ---------------------------------------------------------

     The Company represents, warrants and covenants to each Holder as follows:

     (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Organization or Operating Agreement, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

     (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     (c) Neither the Company nor any successor Issuer will consummate a Conversion or other transaction resulting in the issuance of Shares or Other Securities unless and until proper provision shall have been made for the assumption and performance by the successor Issuer of all the Company's and Issuer's obligations under this Agreement.

                                   ARTICLE V
                                 MISCELLANEOUS
                                 -------------

     5.1.   Headings. The headings in this Agreement are for convenience of
            --------
reference only and shall not control or affect the meaning or construction of any provisions thereof.

     5.3.   No Inconsistent Agreements. The Issuer will not hereafter enter into
            --------------------------
any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement. The Issuer has not previously entered into any continuing agreement with respect to any of its debt or equity securities granting any registration rights to any person.

     5.4.   Remedies. The Issuer acknowledges and agrees that in the event of
            --------
any breach of this agreement by it, the Holders would be irreparably harmed and could not be made whole by monetary damages. The Issuer accordingly agrees (a) to waive the defense in any action for specific performance that a remedy at law would be adequate, and (b) that the Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

     5.5. Entire Agreement. This Agreement constitutes the entire agreement and
          ----------------
understanding of the parties hereto in respect of the subject matter contained herein and therein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

     5.6. Notices. All notices, requests, demands, and other communications
          -------
hereunder shall be in writing and shall be delivered (a) in person or by courier, (b) mailed by first class registered or certified mail, or (c) delivered by facsimile transmission, as follows:

          (a)  If to MasterCard:

               MasterCard International Incorporated
               2000 Purchase Street
               Purchase, New York  10577-2509
               Attention: William I. Jacobs
                          Executive Vice President

               Telephone:  (914) 249-5200
               Telecopier: (914) 249-5475

          with a copy (which shall not constitute notice) to:

               MasterCard International Incorporated
               2000 Purchase Street
               Purchase, New York 10577-2509
               Attention: Robert E. Norton, Jr.
                          General Counsel

               Telephone:  (914) 249-5301
               Telecopier: (914) 249-4262

          with a copy (which shall not constitute notice) to:

               Rogers & Wells
               200 Park Avenue
               New York, New York 10166-0153
               Attention: John A. Healy, Esq.

               Telephone:  (212) 878-8281
               Telecopier: (212) 878-8375

          (b)  If to the Issuer:

               Global Payment Systems LLC
               National Data Plaza
               Atlanta, Georgia  30329-2010
               Attention: Mr. Robert A. Yellowlees
                          Chief Executive Officer

               Telephone:  (404) 728-2000
               Telecopier: (404) 728-3509

          with a copy (which shall not constitute notice) to:

               Global Payment Systems LLC
               National Data Plaza
               Atlanta, Georgia 30329-2010
               Attention: E. Michael Ingram, Esq.

               Telephone:  (404) 728-2504
               Telecopier: (404) 728-2551

          with a copy (which shall not constitute notice) to:

               Alston & Bird
               One Atlantic Center
               1201 West Peachtree Street
               Atlanta, Georgia 30309
               Attention: B. Harvey Hill, Jr., Esq.
               Telephone:  (404) 881-7446
               Telecopier: (404) 881-7777

or to such other address as the parties hereto may designate in writing to the other in accordance with this Section 5.6. Any party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by facsimile transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.

     5.7. Applicable Law. The laws of the State of Georgia shall govern the
          --------------
interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of laws.

     5.8.   Severability. The invalidity or unenforceability of any provisions
            ------------
of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

     5.9.   Successors, Assigns, Transferees. The provisions of this Agreement
            --------------------------------
shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors, and assigns. Without limiting the generality of the foregoing, the registration rights conferred herein on the Holders of the Registrable Securities shall inure to the benefit of any and all subsequent Holders from time to time of the Registrable Securities, unless otherwise agreed to by such subsequent Holders; provided that such subsequent Holders promptly
                               --------
provide the Issuer with their names and addresses.

     5.10.  Defaults. A default by any party to this Agreement in such party's
            --------
compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

     5.11.  Counterparts. This Agreement may be executed in two or more
            ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

     5.12.  Attorneys' Fees. In any action or proceeding brought to enforce any
            ---------------
provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     5.13.  Recapitalization, etc. In the event that any capital stock or other
            ----------------------
securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Shares or any other change in capital structure of the Issuer, appropriate adjustment shall be made in the provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights of the Holders under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      HOLDER:

                                      MASTERCARD INTERNATIONAL INCORPORATED

                                      By: /s/ William I Jacobs
                                           -------------------------------------
                                            William I Jacobs
                                            Executive Vice President



                                      THE COMPANY:

                                      GLOBAL PAYMENT SYSTEMS LLC


                                      By: GPS Holding Limited Partnership, a
                                          Member

                                      By: National Data Corporation, its General
                                          Partner

                                      By: /s/ E. Michael Ingram
                                          --------------------------------------
                                           E. Michael Ingram
                                           Senior Vice President


        THIS IS THE SIGNATURE PAGE OF THAT CERTAIN REGISTRATION RIGHTS
                      AGREEMENT DATED AS OF APRIL 1, 1996